UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
October 6, 2026
Date of Report (date of earliest event reported)
CLARIVATE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911
(Commission File Number)

N/A
(I.R.S. Employer Identification No.)

70 St. Mary Axe
London	EC3A 8BE
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On October 6, 2026, Clarivate Plc (“Clarivate”) filed a Current Report on Form 8-K (the “Original 8-K”) to disclose that, among other things, the previously announced sale of its Life Sciences and Healthcare business was completed on October 6, 2026.
In the Original 8-K, Clarivate indicated that the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed no later than October 13, 2026, which is the fourth business day following completion of the Life Sciences and Healthcare business sale. This Current Report on Form 8-K/A (the “Current Report”) is being filed to provide such pro forma financial information.
Item 9.01. Financial Statements and Exhibits.
(b) Unaudited Pro Forma Condensed Consolidated Financial Information.
The following unaudited pro forma condensed consolidated financial statements of Clarivate reflecting the sale of its Life Sciences and Healthcare business are filed as Exhibit 99.1 to this Current Report and are incorporated herein by reference:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2026;
•Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2026 and for the years ended December 31, 2025, 2024 and 2023.
(d) Exhibits.

Exhibit No.	Description
99.1	Clarivate Plc Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2026
CLARIVATE PLC
By: /s/ Michael Easton
Name: Michael Easton
Title: Executive Vice President & Chief Financial Officer